UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2014

Corporate Capital Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons, 450 South Orange Avenue, Orlando, FL 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code (866) 745-3797

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Information set forth in Item 2.03 of this Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 19, 2014, Corporate Capital Trust, Inc. (the “Company”) entered into an Omnibus Amendment (the “Amendment”) to its existing Senior Secured Revolving Credit Agreement (the “Senior Secured Credit Facility”) with certain lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and its existing Guarantee and Security Agreement (the “Security Agreement”) with the subsidiary guarantors party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. On May 20, 2014, the Company entered into a new Senior Secured Term Loan Credit Facility (the “Term Loan Credit Facility” and, together with the Senior Secured Credit Facility, the “Credit Facilities”) with certain lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

The Amendment revised the Senior Secured Credit Facility to (among other things): increase the maximum amount available for subsequent increases under its accordion feature from $600 million to $900 million; revise the limitations on the ability of the Company to incur other secured and unsecured indebtedness; and revise the requirements and powers of the Company and the Administrative Agent to retain third parties to value assets in the Company’s investment portfolio. The Amendment revised the Security Agreement to (among other things) facilitate the incurrence of the Term Loan Credit Facility.

The Term Loan Credit Facility provides the Company with a $400 million senior secured term loan (the “Term Loan”). The Term Loan matures in May 2019, bears interest, at the election of the Company, at LIBOR plus 3.25% (with a LIBOR floor of 0.75%) or at an “alternate base rate” (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%) plus 2.25% (with an alternate base rate floor of 1.75%) and has substantially similar terms to the Company’s existing Senior Secured Credit Facility (as amended by the Amendment).

Each of the Senior Secured Credit Facility and the Term Loan Credit Facility includes an accordion feature permitting the Company to expand such facility if certain conditions are satisfied; provided, however, that the aggregate amount of the Senior Secured Credit Facility is capped at $900 million and the aggregate amount of the Term Loan Credit Facility is limited to the amount as determined from time to time which would not cause the covered debt amount (i.e., the Company’s debt under the Credit Facilities, other permitted debt and certain other unsecured debt) to exceed the borrowing/collateral base.

JPMorgan Chase Bank, N.A. serves as administrative agent under each of the Credit Facilities, J.P. Morgan Securities LLC, Mizuho Bank, Ltd., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Bank PLC served as co-syndication agents, joint bookrunners and joint lead arrangers under the Term Loan Credit Facility and Greensledge Capital Markets LLC served as co-syndication agent under the Term Loan Credit Facility.

Borrowings under the Credit Facilities are subject to, among other things, a minimum borrowing/collateral base. All portfolio investments directly held by the Company, certain equity interests owned by the Company, and certain accounts of the Company are pledged as collateral under the Credit Facilities. The Credit Facilities require the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Credit Facilities also include default provisions such as (among others) (i) the failure to make timely payments under the Credit Facilities, (ii) the occurrence of a change in control, and (iii) the failure by the Company to materially perform under the operative agreements governing the Credit Facilities, which, if not complied with, could accelerate repayment under the Credit Facilities, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1.

The foregoing description of the Term Loan Credit Facility and the Term Loan do not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Credit Facility attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Omnibus Amendment, dated as of May 19, 2014, among Corporate Capital Trust, Inc. as borrower, the subsidiary guarantor party thereto the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

10.2	Senior Secured Term Loan Agreement, dated as of May 20, 2014, among Corporate Capital Trust, Inc. as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, J.P. Morgan Securities LLC, Mizuho Bank, Ltd., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Bank PLC as co-syndication agents, joint bookrunners and joint lead arrangers and Greensledge Capital Markets LLC as co-syndication agent.

99.1	Press release dated May 20, 2014

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST, INC.

Date: May 22, 2014	By:	/S/ Paul S. Saint-Pierre

	Name:	Paul S. Saint-Pierre
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Omnibus Amendment, dated as of May 19, 2014, among Corporate Capital Trust, Inc. as borrower, the subsidiary guarantor party thereto the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

10.2	Senior Secured Term Loan Agreement, dated as of May 20, 2014, among Corporate Capital Trust, Inc. as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, J.P. Morgan Securities LLC, Mizuho Bank, Ltd., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Bank PLC as co-syndication agents, joint bookrunners and joint lead arrangers and Greensledge Capital Markets LLC as co-syndication agent.

99.1	Press release dated May 20, 2014.